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                         AMENDMENT NO. 3

                              TO

            THE CONSOLIDATED EDISON RETIREE HEALTH PROGRAM

                     FOR MANAGEMENT EMPLOYEES






                    Dated: December 29, 1995

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     Pursuant to Section 4.01 of The Consolidated Edison Retiree
Health Program for Management Employees, the undersigned hereby approves the amendments to the Program set forth below:

Section

Appendix I,
I. HOSPITAL/MEDICAL BENEFITS,
Benefits, MEDICAL

Amendment

The following is added under "A. Payment of 100% of reasonable and customary charges (not subject to the deductible) for:":

"Effective January 1, 1995, routine and preventive care for dependent children, including a routine physical examination (including immunizations and laboratory examinations) at the following age intervals: birth to 1 month; 2 months; 4 months; 6 months; 9 months; 12 months; 15 months; 18 months and annually (once every 12 consecutive months) beginning at age 2 years. The immunizations covered include diphtheria, pertussis, tetanus, polio, measles, rubella, mumps, hemophilus influenzae type B and hepatitis B."

The following is added under "C. Payment of reasonable and customary charges, subject to deductibles and copayments, for:":

"Effective January 1, 1995, cytology screenings once a year for women age 18 or older, including a pelvic examination, collection and preparation of a Pap smear, and laboratory and diagnostic services provided in connection with examining and evaluating the Pap smear."

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Section

Appendix I,
II PRESCRIPTION DRUG BENEFITS,
Cost to Participants

Amendment

The following sentence is added at the end of the last paragraph:
"Effective June 1, 1995, after the annual deductible is met, the Program will reimburse participants an amount based on the discounted cost of the prescription to the Program at a participating pharmacy, less the applicable co-payment."


     IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of December, 1995.


                           RICHARD P. COWIE
                           Richard P. Cowie
                           Vice President-Employee Relations
                           Consolidated Edison Company of
                             New York, Inc.